UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 12, 2010

Insight Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25092	86-0766246
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6820 South Harl Avenue, Tempe, Arizona		85283
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-902-1001

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 12, 2010, Calence, LLC, Insight Direct USA, Inc. and Insight Public Sector, Inc. (collectively, the "Resellers") entered into Amendment Number Two to Credit Agreement (the "Second Amendment") by and among the Resellers and the required lenders party thereto. The Second Amendment amends the credit agreement, dated as of September 17, 2008 (the "Floorplan Credit Agreement"), by and among the Resellers, Castle Pines Capital LLC, as an administrative agent, Wells Fargo Capital Finance, LLC (formerly known as Wells Fargo Foothill, LLC), as an administrative agent, as syndication agent and as collateral agent, and the lenders party thereto. The Floorplan Credit Agreement provides for a credit facility (the "Floorplan Loan Facility") to finance the purchase of inventory from a list of approved vendors. The Second Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference, amends certain provisions in the Floorplan Credit Agreement to, among other things, increase the aggregate borrowing availability under the Floorplan Loan Facility to $150 million from $100 million, of which $115 million (the "Primary Commitment") is immediately available and matures on April 1, 2013, but may be renewed under certain circumstances described in the Floorplan Credit Agreement, as amended by the Second Amendment, for successive twelve month periods. The remaining $35 million (the "Contingent Commitment") may be made available to the Resellers after August 12, 2010 under certain circumstances described in the Floorplan Credit Agreement, as amended by the Second Amendment, in which case all or such portion of the Contingent Commitment so made available will be co-terminus with the Primary Commitment.

The foregoing description of the Second Amendment to the Floorplan Credit Agreement is not complete and is qualified in its entirety by reference to the Second Amendment to the Floorplan Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

In connection with the Second Amendment to the Floorplan Credit Agreement, on August 12, 2010, Insight Enterprises, Inc. (the "Company"), Insight Direct (UK) Ltd., Insight Enterprises B.V., JPMorgan Chase Bank, National Association ("JPMorgan Chase Bank"), as Administrative Agent, and certain lenders party to the Credit Agreement (as defined below) entered into Amendment No. 3 to Second Amended and Restated Credit Agreement ("Amendment No. 3"). Amendment No. 3, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference, amends certain provisions of the credit agreement, dated as of April 1, 2008 (the "Credit Agreement"), among the Company, the European Borrowers (as defined therein), the lenders party thereto, J.P. Morgan Europe Limited, as European Agent, Wells Fargo Bank, National Association and U.S. Bank National Association, as Co-Syndication Agents, and JPMorgan Chase Bank, as Administrative Agent, to, among other things, permit up to $150 million in outstanding indebtedness under the Floorplan Credit Agreement and to permit liens securing such indebtedness.

The foregoing description of Amendment No. 3 to the Credit Agreement is not complete and is qualified in its entirety by reference to Amendment No. 3 to the Credit Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Amendment Number Two to Credit Agreement, dated as of August 12, 2010, among Calence, LLC, Insight Direct USA, Inc., Insight Public Sector, Inc. and the lenders party thereto.

10.2 Amendment No. 3 to Second Amended and Restated Credit Agreement, dated as of August 12, 2010, among Insight Enterprises, Inc., Insight Direct (UK) Ltd., Insight Enterprises B.V., JPMorgan Chase Bank, National Association, as Administrative Agent, and certain lenders identified therein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

August 17, 2010	By:	Glynis A. Bryan

Name: Glynis A. Bryan
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment Number Two to Credit Agreement, dated as of August 12, 2010, among Calence, LLC, Insight Direct USA, Inc., Insight Public Sector, Inc. and the lenders party thereto.
10.2	Amendment No. 3 to Second Amended and Restated Credit Agreement, dated as of August 12, 2010, among Insight Enterprises, Inc., Insight Direct (UK) Ltd., Insight Enterprises B.V., JPMorgan Chase Bank, National Association, as Administrative Agent, and certain lenders identified therein.